Exhibit 10.1

Execution Version

[EAGLE ROCK LETTERHEAD]

December 23, 2013

BY MAIL/FACSIMILE TRANSMITTAL (972) 432-1441

Natural Gas Partners VIII, L.P.

c/o Natural Gas Partners

125 E. John Carpenter Fwy., Suite 600

Irving, Texas 75062

Attention:  Christopher Ray

Re:                             Limited Waiver of Voting Agreement

Dear Sir:

Reference is hereby made to that certain Voting Agreement (the “Voting Agreement”) entered into as of May 3, 2011, by and among Natural Gas Partners VIII, L.P., a Delaware limited partnership (“NGP VIII”), and Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Partnership”).

Reference is further made to that certain Contribution Agreement proposed to be entered into on the date hereof by and among the Partnership, Regency Energy Partners LP (“Regency”), and Regal Midstream LLC, and that certain Voting and Support Agreement proposed to be entered into on the date hereof by and among Regency, NGP VIII, and certain affiliates of NGP VIII named on Schedule C thereto (the “Support Agreement”).

Pursuant to Section 3.3(a) of the Voting Agreement, the undersigned hereby irrevocably waives the provisions of the Voting Agreement solely to the extent necessary to allow each of the NGP Parties (as defined in the Support Agreement) to enter into and comply with its obligations under the Support Agreement in the form attached hereto as Annex A, until such Support Agreement is amended, modified, or terminated.  For the avoidance of doubt, except to the extent expressly set forth in the immediately preceding sentence, all of the undersigned’s rights under the Voting Agreement (including, without limitation, Sections 1.1 and 1.5 of the Voting Agreement) and all provisions of the Voting Agreement shall remain unmodified and in full force and effect and nothing herein shall amend, modify, or otherwise affect the Voting Agreement or the undersigned’s rights thereunder.

Sincerely yours,

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

		By:	/s/ Joseph A. Mills
Name: Joseph A. Mills
Title: Chief Executive Officer